Law Offices
                         Drinker Biddle & Reath, LLP
                     Philadelphia National Bank Building
                            1345 Chestnut Street
                         Philadelphia, PA 19107-3496
                          Telephone: (215) 988-2700
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                             Fax: (215) 988-2757



                              December 31, 1997

VIA EDGAR TRANSMISSION

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, DC 20549

Re:   Pacific Horizon Funds, Inc.
      Registration Nos. 2-81110 and 811-4293

Ladies and Gentlemen:

On behalf of Pacific Horizon Funds, Inc. ("Pacific Horizon") and pursuant to Rule 497(e) of the Securities Act of 1933, attached herewith for filing please find a supplement dated January 1, 1998 to the Prospectus dated June 24, 1997 with respect to Pacific Horizon's SRF Shares of the Intermediate Bond, Blue Chip and Asset Allocation Funds.

Questions and comments concerning the enclosed materials may be directed to the undersigned at (215) 988-1152.


Very truly yours,


/s/ Kenneth L. Greenberg




                       PACIFIC HORIZON FUNDS, INC.

                            SRF shares of the
                          Intermediate Bond Fund
                              Blue Chip Fund
                           Asset Allocation Fund

                      Supplement dated January 1, 1998
                      to Prospectus dated June 24, 1997

Effective January 1, 1998, Individual Retirement Accounts which were open prior to the reorganization of the Bond, Blue Chip and Asset Allocation Funds of the Seafirst Retirement Funds into SRF shares of the Pacific Horizon Funds, Inc. and have remained open continuously since the reorganization may be rolled over into Roth IRAs under Section 408(A) of the Internal Revenue Code of 1986, as amended (the "Code"), or other IRAs which become available as a result of changes in the Code.